    FORM OF SERIES 1997-1 CERTIFICATEHOLDERS' STATEMENT - ANNUAL CERTIFICATE

                        U.S. BANK NATIONAL ASSOCIATION ND
              ----------------------------------------------------
                     FIRST BANK CORPORATE CARD MASTER TRUST
              ----------------------------------------------------


     Capitalized terms used in this Statement have their respective meanings set forth in the
     Pooling and Servicing Agreement.                                                                          1999 Aggregate
                                                                                                                  Amounts
A.   INFORMATION REGARDING THE CURRENT DISTRIBUTION (STATED ON THE BASIS OF $1,000 ORIGINAL
     CERTIFICATE PRINCIPAL BALANCE)

     1.  Class A Monthly Principal                                                                        $                   -
                                                                                                          ------------------------

     2.  Class B Monthly Principal                                                                        $                   -
                                                                                                          ------------------------

     3.  Collateral Monthly Principal                                                                     $                   -
                                                                                                          ------------------------

     4.  Class A Monthly Interest                                                                         $                 64.00
                                                                                                          ------------------------

     5.  Class A Deficiency Amounts                                                                       $                   -
                                                                                                          ------------------------

     6.  Class A Additional Interest                                                                      $                   -
                                                                                                          ------------------------

     7.  Class B Monthly Interest                                                                         $                 65.50
                                                                                                          ------------------------

     8.  Class B Deficiency Amounts                                                                       $                   -
                                                                                                          ------------------------

     9.  Class B Additional Interest                                                                      $                   -
                                                                                                          ------------------------

     10.  Collateral Monthly Interest                                                                     $                 57.22
                                                                                                          ------------------------

     11.  Accrued and unpaid Collateral Monthly Interest                                                  $                   -
                                                                                                          ------------------------

B.   INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

1.   Principal Collections
     (a)  Principal Collections allocated to the Class A Certificates                                     $      4,210,802,941.31
                                                                                                          ------------------------

     (b)  Principal Collections allocated to the Class B Certificates                                     $         67,193,663.96
                                                                                                          ------------------------

     (c)  Principal Collections allocated to the Collateral Investor Interest                             $        201,580,991.87
                                                                                                          ------------------------

2.   Trust Principal Component
     (a)  Trust Principal Component as of the end of the related Collection Period(s)                     $        593,969,344.92
                                                                                                          ------------------------

     (b)  Series 1997-1 Invested Amount as of the end of the related Transfer Date(s)                     $        420,000,000.00
                                                                                                          ------------------------

     (c)  Series 1997-1 Adjusted Invested Amount as of the end of the related Transfer Date(s)            $        420,000,000.00
                                                                                                          ------------------------

     (d)  Class A Invested Amount as of the end of the related Transfer Date(s)                           $        394,800,000.00
                                                                                                          ------------------------

     (e)  Class A Adjusted Invested Amount as of the end of the related Transfer Date(s)                  $        394,800,000.00
                                                                                                          ------------------------

     (f)  Class B Invested Amount as of the end of the related Transfer Date(s)                           $          6,300,000.00
                                                                                                          ------------------------
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
     (g)  Collateral Invested Amount as of the end of the related Transfer Date(s)                        $         18,900,000.00
                                                                                                          ------------------------

     (h)  Floating Allocation Percentage with respect to the related Collection Period(s)                                   57.21%
                                                                                                          ------------------------

     (i)  Class A Floating Percentage with respect to the related Collection Period(s)                                      53.78%
                                                                                                          ------------------------

     (j)  Class B Floating Percentage with respect to the related Collection Period(s)                                       0.86%
                                                                                                          ------------------------

     (k)  Collateral Floating Percentage with respect to the related Collection Period(s)                                    2.57%
                                                                                                          ------------------------

     (l) Fixed Allocation Percentage with respect to the related Collection Period(s)                                         N/A
                                                                                                          ------------------------

     (m) Class A Fixed Percentage with respect to the related Collection Period(s)                                            N/A
                                                                                                          ------------------------

     (n) Class B Fixed Percentage with respect to the related Collection Period(s)                                            N/A
                                                                                                          ------------------------

     (o) Collateral Fixed Percentage with respect to the related Collection Period(s)                                         N/A
                                                                                                          ------------------------

3.   Delinquent Balances
     The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related
     Collection Period(s):
                                                                                                             Aggregate Account
                                                                                                                  Balance
                                                                                                          ------------------------
                          (a) 30-59 days:                                                                 $          9,126,084.14
                          (b) 60-89 days:                                                                 $          1,304,472.29
                          (c) 90-119 days:                                                                $            294,894.76
                          (d) 120-149 days:                                                               $                100.00
                          Total:                                                                          $         10,725,551.19

                                                                                                               Percentage of
                                                                                                             Total Receivables
                                                                                                          ------------------------
                          (a) 30-59 days:                                                                                    1.51%
                          (b) 60-89 days:                                                                                    0.22%
                          (c) 90-119 days:                                                                                   0.05%
                          (d) 120-149 days:                                                                                  0.00%
                          Total:                                                                                             1.77%

4.   Investor Default Amount
     (a) Investor Default Amount for the related Collection Period(s)                                     $          4,574,192.03
                                                                                                          ------------------------

     (b) Class A Investor Default Amount for the related Collection Period(s)                             $          4,299,740.51
                                                                                                          ------------------------

     (c) Class B Investor Default Amount for the related Collection Period(s)                             $             68,612.88
                                                                                                          ------------------------

     (d) Collateral Investor Default Amount for the related Collection Period(s)                          $            205,838.64
                                                                                                          ------------------------

5.   Investor Charge-Offs
     (a) Aggregate Class A Investor Charge-Offs for the related Collection Period(s)                      $                   -
                                                                                                          ------------------------

     (b) Class A Charge-Offs per $1,000 of original Certificate
          Principal Balance                                                                               $                   -
                                                                                                          ------------------------

     (c) Aggregate Class B Investor Charge-Offs for the related Collection Period(s)                      $                   -
                                                                                                          ------------------------

     (d) Class B Charge-Offs per $1,000 of original Certificate
          Principal Balance                                                                               $                   -
                                                                                                          ------------------------
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
     (e) Aggregate Collateral Investor Charge-Offs for the related Collection Period(s)                   $                   -
                                                                                                          ------------------------

     (f) Collateral Charge-Offs per $1,000 of original Certificate
          Principal Balance                                                                               $                   -
                                                                                                          ------------------------

     (g) Aggregate Class A Investor Charge-Offs reimbursed on the related
          Transfer Date(s)                                                                                $                   -
                                                                                                          ------------------------

     (h) Class A Investor Charge-Offs reimbursed per $1,000 of original Certificate
          Principal Balance                                                                               $                   -
                                                                                                          ------------------------

     (i) Aggregate Class B Investor Charge-Offs reimbursed on the related
          Transfer Date(s)                                                                                $                   -
                                                                                                          ------------------------

     (j) Class B Investor Charge-Offs reimbursed per $1,000 of original Certificate
          Principal Balance                                                                               $                   -
                                                                                                          ------------------------

     (k) Aggregate Collateral Investor Charge-Offs reimbursed on the related
          Transfer Date(s)                                                                                $                   -
                                                                                                          ------------------------

     (l) Collateral Investor Charge-Offs reimbursed per $1,000 of original Certificate
          Principal Balance                                                                               $                   -
                                                                                                          ------------------------

6.   Monthly Investor Servicing Fee
     (a) Class A Servicing Fee payable for the related Collection Period(s)                               $          3,948,000.00
                                                                                                          ------------------------

     (b) Class B Servicing Fee payable for the related Collection Period(s)                               $             63,000.00
                                                                                                          ------------------------

     (c) Collateral Servicing Fee payable for the related Collection Period(s)                            $            189,000.00
                                                                                                          ------------------------

7.   Reallocations
     (a) Reallocated Collateral Principal Collections with respect to
          the related Collection Period(s)                                                                $                   -
                                                                                                          ------------------------

     (b) Reallocated Class B Principal Collections with respect to
          the related Collection Period(s)                                                                $                   -
                                                                                                          ------------------------

     (c) Collateral Invested Amount as of this Distribution Date                                          $         18,900,000.00
                                                                                                          ------------------------

     (d) Class B Invested Amount as of this Distribution Date                                             $          6,300,000.00
                                                                                                          ------------------------

8.   Yield Collections and Net Interchange
     (a)  Aggregate Yield Collections (including Net Interchange) processed during the related Collection Period allocated
          in respect of the Class A Investor Certificate                                                  $        162,053,396.89
                                                                                                          ------------------------

     (b)  Aggregate Yield Collections (including Net Interchange) processed during the related Collection Period allocated
          in respect of the Class B Investor Certificate                                                  $          2,585,958.46
                                                                                                          ------------------------

     (c)  Aggregate Yield Collections (including Net Interchange) processed during the related Collection Period allocated
          in respect of the Collateral Investor Certificate                                               $          7,757,875.38
                                                                                                          ------------------------

9.   Principal Funding Amount
     (a) Principal amount in Principal Funding Account on the
          related Transfer Date                                                                           $                   -
                                                                                                          ------------------------
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
     (b) Deficit Controlled Accumulation Amount with respect
          to the related Collection Period(s)                                                             $                   -
                                                                                                          ------------------------

     (c) Principal Funding Investment Proceeds deposited in the
          Collection Account on the related Transfer Date(s)                                              $                   -
                                                                                                          ------------------------

     (d) Reserve Draw Amount deposited in the Collection Account
          on the related Transfer Date(s) from the Reserve Account                                        $                   -
                                                                                                          ------------------------

10.  Reserve Draw Amount on the related Transfer Date(s)                                                  $                   -
                                                                                                          ------------------------

11.  Overconcentration Draw Amount on the related Transfer Date(s)                                        $                   -
                                                                                                          ------------------------

12.  Available Funds
     (a) Class A Available Funds on deposit in the Collection Account on the related                      $        159,313,025.19
         Transfer Date(s)                                                                                 ------------------------

     (a) Class B Available Funds on deposit in the Collection Account on the related                      $          2,542,229.13
         Transfer Date(s)                                                                                 ------------------------

     (a) Collateral Available Funds on deposit in the Collection Account on the related                   $          7,626,687.38
         Transfer Date(s)                                                                                 ------------------------

13.  Portfolio Yield and Base Rate
     (a) Portfolio Yield for the related Collection Period                                                                  20.68%
                                                                                                          ------------------------

     (b) Base Rate for the related Collection Period                                                                         7.37%
                                                                                                          ------------------------

14.  Monthly Payment Rate                                                                                                   88.88%
                                                                                                          ------------------------

15.  Principal Payment Rate                                                                                                 88.88%
                                                                                                          ------------------------

16.  Gross Losses as a Percentage of Charge Volume & Fees                                                                    1.04%
                                                                                                          ------------------------

17.  Minimum Transferor's Percentage                                                                                        14.00%
                                                                                                          ------------------------

     U.S. Bancorp Card Services, Inc.
     Servicer

     By: /s/ Michael Scarseth
        ---------------------
     Name:  Michael Scarseth

     Title: Servicing Officer
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
                    SCHEDULE TO ANNUAL SERVICER'S CERTIFICATE
                   COLLECTION PERIOD ENDING December 31, 1999
                        U.S. BANK NATIONAL ASSOCIATION ND
              FIRST BANK CORPORATE CARD MASTER TRUST SERIES 1997-1                                                 1999
                                                                                                            Aggregate Amounts
      1.  Investor Percentage of Principal Collections                                                    $    4,479,577,597.14
                                                                                                         -----------------------

      2.  Investor Percentage of Yield Collections (ex. Net Interchange)                                  $       91,419,950.96
                                                                                                         -----------------------

      3.  Investor Percentage of Net Interchange                                                          $       80,977,279.77
                                                                                                         -----------------------

      4.  Servicer Interchange                                                                            $        4,200,000.00
                                                                                                         -----------------------

      5. The aggregate amount of funds on deposit in Collection Account allocable to Series
         1997-1 Certificates                                                                              $    6,764,353,364.18
                                                                                                         -----------------------

      6.  Funds in Principal Funding Account allocable to Series 1997-1 Certificates                      $                 -
                                                                                                         -----------------------

      7.  Aggregate amount paid in accordance with the Loan Agreement pursuant to Section 4.11            $        1,081,482.68
                                                                                                         -----------------------

      8.  Required Collateral Invested Amount over the Collateral Invested Amount                         $                 -
                                                                                                         -----------------------

      9.  Collateral Invested Amount                                                                      $       18,900,000.00
                                                                                                         -----------------------

      10. The amount of Monthly Interest, Deficiency Amounts and Additional
          Interest payable to the
         (i) Class A Certificateholders                                                                   $       25,267,200.00
                                                                                                         -----------------------

         (ii) Class B Certificateholders                                                                  $          412,650.00
                                                                                                         -----------------------

         (iii) Collateral Interest Holder                                                                 $        1,081,482.68
                                                                                                         -----------------------

      11.  The amount of principal payable to the
         (i) Class A Certificateholders                                                                   $                 -
                                                                                                         -----------------------

         (ii) Class B Certificateholders                                                                  $                 -
                                                                                                         -----------------------

         (iii) Collateral Interest Holder                                                                 $                 -
                                                                                                         -----------------------

      12.  The sum of all amounts payable to the
         (i) Class A Certificateholders                                                                   $       25,267,200.00
                                                                                                         -----------------------

         (ii) Class B Certificateholders                                                                  $          412,650.00
                                                                                                         -----------------------

         (iii) Collateral Interest Holder                                                                 $        1,081,482.68
                                                                                                         -----------------------

      13. To the knowledge of the undersigned, no Early Amortization Event has occurred except as described below:

None

      In witness whereof, the undersigned has duly executed this certificate this 31th day of May, 2000.

      U.S. Bancorp Card Services, Inc.
      Servicer

      By: /s/ Michael Scarseth
         ---------------------
      Name:  Michael Scarseth

      Title: Servicing Officer